SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                  -----------------

                         DWS Global Opportunities Fund

Effective December 9, 2008, the following information replaces information about the portfolio management team in the "Portfolio management" section of the fund's prospectuses:

The following people handle the day-to-day management of the fund:

  Joseph Axtell, CFA                       Jeffrey Saeger, CFA
  Managing Director of Deutsche Asset      Director of Deutsche Asset Management
  Management and Portfolio Manager of      and Portfolio Manager of the fund.
  the fund.                                  oJoined Deutsche Asset Management
    oJoined Deutsche Asset Management in      in 1996 and the fund effective
     2001 and the fund in 2002.               January 15, 2009.
    oSenior analyst at Merrill Lynch         oOver 14 years of investment
     Investment Managers for the              industry experience.
     international equity portion of a       oBS, State University of New York
     global balanced portfolio                at Fredonia.
     (1996-2001).
    oDirector, International Research at
     PCM International (1989-1996).
    oAssociate manager, structured debt
     and equity group at Prudential
     Capital Corporation (1988-1989).
    oAnalyst at Prudential-Bache Capital
     Funding in London (1987-1988).
    oEquity analyst in the healthcare
     sector at Prudential Equity
     Management Associates (1985-1987).
    oB.S. Carlson School of Management,
     University of Minnesota.




           Please Retain This Supplement for Future Reference



December 9, 2008
DGOF-3600


                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group